UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2026

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Boulevard,
St. Louis,	Missouri	63105
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report): N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	CNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On August 12, 2026, Andrew Asher, Chief Financial Officer of Centene Corporation (the Company), informed the Company that he intends to retire as Chief Financial Officer effective as of December 31, 2026. Thereafter, Mr. Asher will serve as Strategic Advisor, reporting to Sarah M. London, the Company’s Chief Executive Officer, through the end of 2027, to ensure an orderly transition and to support certain strategic initiatives of the Company.

On August 17, 2026, the Company announced that it has identified Christopher Neczypor as Mr. Asher’s successor to be Chief Financial Officer of the Company, with such appointment intended to be effective as of January 1, 2027.

Mr. Neczypor, age 45, previously served as Chief Financial Officer of Lincoln National Corporation (NYSE: LNC) (Lincoln), a provider of life insurance, annuities, group benefits and retirement solutions, from February 2023 to August 2026. Prior to that, from November 2021 to February 2023, Mr. Neczypor served as Chief Strategy Officer for Lincoln. Prior to that, Mr. Neczypor served as Lincoln’s Head of Investment Risk and Strategy from April 2018 through November 2021. Before joining Lincoln, Mr. Neczypor was an investor with Kingdon Capital Management, a hedge fund, from May 2014 to April 2018, where he was responsible for an investment portfolio focused on investments in insurance companies and alternative investments. Prior to joining Kingdon, he served in similar roles at other investment firms with a focus on the insurance industry. Mr. Neczypor started his career as an auditor at PWC in their insurance practice. Mr. Neczypor holds a bachelor’s degree in finance and accounting from Lehigh University.

The Company has entered into an employment agreement with Mr. Neczypor (the Employment Agreement), dated August 12, 2026. The Employment Agreement provides that, effective on or about September 1, 2026, Mr. Neczypor will serve as Executive Vice President, reporting to Ms. London, until his appointment as Executive Vice President and Chief Financial Officer of the Company, expected to be effective January 1, 2027. In the Executive Vice President role, Mr. Neczypor will not initially be an officer of the Company for purposes of Section 16 of the Securities Exchange Act of 1934. Mr. Neczypor will have an annual base salary of $1,100,000 and a target annual cash bonus of 150% of his base salary, with the potential to earn up to 200% of his target bonus opportunity, which will be prorated in 2026. In 2027, Mr. Neczypor will be eligible to receive $5,250,000 in annual long-term equity incentive awards valued at target under the Company’s 2025 Stock Incentive Plan, at the discretion of the Board’s Compensation and Talent Committee. The Employment Agreement further provides that, in order to compensate Mr. Neczypor for forfeited compensation from Lincoln, he will receive one-time, “make-whole” restricted stock units with a grant date value of $10,000,000 upon commencement of his employment that will vest in equal installments on each of the first three anniversaries of his start date, and a one-time “make-whole” cash sign-on bonus of $2,000,000. If Mr. Neczypor resigns voluntarily without “good reason” or is terminated by the Company for “cause”, in each case, within 12 months following his start date, he will be required to repay the cash sign-on bonus. He will be eligible for specified severance benefits in the event of a termination of his employment by the Company without “cause” or by Mr. Neczypor for “good reason,” subject to his execution and non-revocation of a general release of claims. Finally, he will be eligible to participate in other employee and executive benefit programs of the Company for senior executives.

The foregoing description of the Employment Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the Employment Agreement, a copy of which will be filed as an exhibit to the Company’s periodic report for the financial reporting period in which Mr. Neczypor becomes Chief Financial Officer.

ITEM 7.01 REGULATION FD DISCLOSURE

On August 17, 2026, the Company announced that it reaffirms its previously issued full year 2026 adjusted diluted earnings per share (EPS) guidance of greater than $4.80 and all associated 2026 full-year guidance metrics provided in its July 28, 2026 second quarter earnings press release.

A copy of the press release announcing the events described in Item 5.02 and Item 7.01 above is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in Item 7.01 of this Current Report (as well as in Exhibit 99.1 attached hereto) is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended or the Exchange Act.

Forward-Looking Statements

All statements, other than statements of current or historical fact, contained in this Form 8-K are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as "believe," "anticipate," "plan," "expect," "estimate," "predict," "intend," "seek," "target," "goal," "potential," "may," "will," "would," "could," "should," "can," "continue," and other similar words or expressions (and the negative thereof). Our 2026 full year guidance and the expected timeline and terms of the CFO transition are forward-looking statements. Centene Corporation and its subsidiaries (Centene, the Company, our or we) intends such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and we are including this statement for purposes of complying with these safe-harbor provisions. In particular, these statements include, without limitation, statements about the timing and terms of the CFO transition, our expected future operating or financial performance, changes in laws and regulations, market opportunity, expectations concerning pricing actions, competition, expected contract start dates and terms, expected activities in connection with completed and future acquisitions and dispositions, our investments, and the adequacy of our available cash resources. These forward-looking statements reflect our current views with respect to future events and are based on numerous assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions, business strategies, operating environments, future developments, and other factors we believe appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive, and other factors that may cause our or our industry's actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and assumptions. All forward-looking statements included in this Form 8-K are based on information available to us on the date hereof. Except as may be otherwise required by law, we undertake no obligation to update or revise the forward-looking statements included in this Form 8-K whether as a result of new information, future events, or otherwise, after the date hereof. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables, and events including, but not limited to: our ability to design and price products that are competitive and/or actuarially sound; our ability to accurately predict and effectively manage health benefits and other operating expenses and reserves, including fluctuations in medical costs; rate cuts, insufficient rate changes or other payment reductions or delays by government payors affecting our government businesses; the effect of social, economic, and political conditions, geopolitical events and state and federal policies, including the amount and terms of state and federal funding for government-sponsored healthcare programs, including as a result of changes in U.S. presidential administrations or Congress; changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs as well as changes with respect to the Patient Protection and Affordable Care Act and the Health Care and Education Affordability Reconciliation Act (collectively referred to as the ACA) and any regulations enacted thereunder, including the timing and terms of renewal or modification of the Enhanced Advance Premium Tax Credits (eAPTCs) or program integrity initiatives that could have the effect of reducing membership or profitability of our products; unanticipated increased healthcare costs, including due to changes in consumer and provider behaviors, inflation and tariffs; our ability to successfully execute on our enterprise optimization initiatives, including any separation programs; our ability to maintain or achieve improvement in the Centers for Medicare and Medicaid Services (CMS) Star ratings and maintain or achieve improvement in other quality scores in each case that could impact revenue and future growth; competition, including for providers, broker distribution networks, contract reprocurements and organic growth; our ability to adequately anticipate demand and timely provide for operational resources to maintain service level requirements in compliance with the terms of our contracts and state and federal regulations; our ability to comply with the terms of our contracts and state and federal regulations and our ability to effectively oversee our third-party vendors to comply with the terms of their contracts with us and state and federal regulations; our ability to manage our information systems effectively; disruption, unexpected costs, or similar risks from business transactions, including acquisitions, divestitures, and changes in our relationships with third-party vendors; impairments to real estate, investments, goodwill and intangible assets; changes in senior management, loss of one or more key personnel or an inability to attract, hire, integrate and retain skilled personnel; membership and revenue declines or unexpected trends; changes in healthcare practices, new technologies, and advances in medicine; our ability to effectively and ethically use artificial intelligence and machine learning in compliance with applicable laws; changes in macroeconomic conditions, including inflation, interest rates and volatility in the financial markets; negative public perception of the Company and the managed care industry; uncertainty concerning government shutdowns, debt ceilings or funding; tax matters; disasters, climate-related incidents, acts of war or aggression or major epidemics; changes in expected contract start dates and terms; changes in provider, broker, vendor, state, federal and other contracts and delays in the timing of regulatory approval of contracts, including due to protests and our ability to timely comply with any such changes to our contractual requirements or manage any unexpected delays in regulatory approval of contracts; the expiration, suspension, or termination of our contracts with federal or state governments (including, but not limited to, Medicaid, Medicare or other customers); the difficulty of predicting the timing or outcome of legal or regulatory audits, investigations, proceedings or matters including, but not limited to, our ability to resolve claims and/or allegations on acceptable terms, or at all, or whether additional claims, reviews or investigations will be brought; challenges to our contract awards; cyber-attacks or other data security incidents or our failure to comply with applicable privacy, data or security laws and regulations; the exertion of management's time and our resources, and other expenses incurred and business changes required in connection with complying with the terms of our contracts and the undertakings in connection with any regulatory, governmental, or third-party consents or approvals for acquisitions or dispositions; any changes in expected closing dates, estimated purchase price, or accretion for acquisitions or dispositions; losses in our investment portfolio; restrictions and limitations in connection with our indebtedness; a downgrade of our corporate family rating, issuer rating or credit rating of our indebtedness; the availability of debt and equity financing on terms that are favorable to us and risks and uncertainties discussed in the reports that Centene has filed with the Securities and Exchange Commission (SEC). This list of important factors is not intended to be exhaustive. We discuss certain of these matters more fully, as well as certain other factors that may affect our business operations, financial condition, and results of operations, in our filings with the SEC, including our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, we cannot give assurances with respect to our future performance, including without limitation our ability to maintain adequate premium levels or our ability to control our future medical and selling, general and administrative (SG&A) costs.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit Number	Description
99.1	Press release issued August 17, 2026
104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	August 17, 2026	By:	/s/ Christopher A. Koster
Christopher A. Koster Executive Vice President, Secretary and General Counsel